                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                           __________________________


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 18, 1998
                                                        -----------------

                               Weeks Corporation
                               -----------------
             (Exact name of registrant as specified in its charter)


         Georgia                    011-13254                   58-1525322
----------------------------       -----------              ------------------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


       4497 Park Drive, Norcross, Georgia                        30093
-----------------------------------------------                  -----
    (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code  (770) 923-4076
                                                   ---------------
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Item 5.  Other Events

     Weeks Corporation (the "Registrant") is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into that certain Registration Statement (File No. 333-32755) of the Registrant filed under the Securities Act of 1933, as amended.


Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

          1.1   Underwriting Agreement among the Registrant, Weeks Realty,
                L.P. and A.G. Edwards & Sons, Inc. dated as of February 18, 1998

          5.1 Opinion of King & Spalding regarding legality of issuance of 1,072,797 shares of Common Stock

          23.1  Consent of Arthur Andersen LLP

          23.2  Consent of Deloitte & Touche LLP

          23.3  Consent of Ernst & Young LLP

          23.4 Consent of King & Spalding (included as part of Exhibit 5.1 hereto)

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      WEEKS CORPORATION
                                      (Registrant)



Date: February 18, 1998                By: /s/ David P. Stockert
                                          --------------------------------
                                          David P. Stockert
                                          Senior Vice President and
                                          Chief Financial Officer


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

                                 EXHIBIT INDEX


     1.1 Underwriting Agreement among the Registrant, Weeks Realty, L.P. and A.G. Edwards & Sons, Inc. dated as of February 18, 1998

     5.1 Opinion of King & Spalding regarding legality of issuance of 1,072,797 shares of Common Stock

     23.1      Consent of Arthur Andersen LLP

     23.2      Consent of Deloitte & Touche LLP

     23.3      Consent of Ernst & Young LLP

     23.4 Consent of King & Spalding (included as part of Exhibit 5.1 hereto)

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